Exhibit 10.1

BUSINESS LOAN AGREEMENT

Borrower:	Zoltek Companies, Inc.; Zoltek Corporation;	Lender:	Enterprise Bank & Trust
	Engineering Technology Corporation; and Zoltek Properties, Inc.		Clayton
	3101 McKelvey Road		c/o Enterprise Support Center
	Bridgeton, MO 63044		1281 N. Warson Rd.
St. Louis, MO 63132

THIS BUSINESS LOAN AGREEMENT dated March 30, 2012, is made and executed among Zoltek Companies, Inc. (the “Parent”); Zoltek Corporation; Engineering Technology Corporation; and Zoltek Properties, Inc. (collectively, "Borrower”) and Enterprise Bank & Trust (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This Agreement shall be effective as of March 30, 2012, and shall continue in full force and effect until the earlier of (a) such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or (b) such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements, and all other documents perfecting Lender's Security Interest; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance reasonably satisfactory to Lender and Lender’s counsel.

Borrower's Authorization.  Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may reasonably require.

Payment of Fees and Expenses.  Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representation and Warranties.  The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct in all material respects.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

MULTIPLE BORROWERS. This Agreement has been executed by multiple obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically stated to the contrary, the word "Borrower” as used in this Agreement, including without limitation all representations, warranties and covenants, shall include all Borrowers.  Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more additional secured or unsecured loans or otherwise extend additional credit with respect to any other Borrower; (B) with respect to any other Borrower alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; (C) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) determine how, when and what application of payments and credits shall be made on any Indebtedness; (F) apply such security and direct the order or manner of sale of any Collateral, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) sell, transfer, assign or grant participations in all or any part of the Loan; (H) exercise or refrain from exercising any rights against Borrower or others, or otherwise act or refrain from acting; (I) settle or compromise any Indebtedness; and (J) subordinate the payment of all or any part of any of Borrower’s Indebtedness to Lender to the payment of any liabilities which may be due Lender or others.

BUSINESS LOAN AGREEMENT
(Continued)

REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Zoltek Companies, Inc. is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Missouri. Zoltek Companies, Inc. is duly authorized to transact business in all other states in which Zoltek Companies, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Zoltek Companies, Inc. is doing business, except where the failure to be so authorized or to have such filings, licenses and/or approvals could not reasonably be expected to have a Material Adverse Effect.  Zoltek Companies, Inc. has the full corporate power to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. As of the date of this Agreement, Zoltek Companies, Inc. maintains an office at 3101 McKelvey Road, Bridgeton, MO 63044 and this  is the office at which Zoltek Companies, Inc. currently keeps its books and records including its records concerning the Collateral. Zoltek Companies, Inc. will notify Lender prior to any change in the jurisdiction of Zoltek Companies, Inc.'s state of organization or any change in Zoltek Companies, Inc.'s name. Zoltek Companies, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, the failure to preserve or keep in full force and effect could reasonably be expected to have a Material Adverse Effect, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Zoltek Companies, Inc. and Zoltek Companies, Inc.'s business activities, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

Zoltek Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Zoltek Corporation's state of incorporation. Zoltek Corporation is duly authorized to transact business in the State of Missouri and all other states in which Zoltek Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Zoltek Corporation is doing business, except where the failure to be so authorized or to have such filings, licenses and/or approvals could not reasonably be expected to have a Material Adverse Effect Zoltek Corporation has the full corporate power to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. As of the date of this Agreement, Zoltek Corporation maintains an office at 3101 McKelvey Road, Bridgeton, MO 63044 and this is the office at which Zoltek Corporation currently keeps its books and records including its records concerning the Collateral. Zoltek Corporation will notify Lender prior to any change in the jurisdiction of Zoltek Corporation's state of organization or any change in Zoltek Corporation's name. Zoltek Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, the failure to preserve or keep in full force and effect could reasonably be expected to have a Material Adverse Effect, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Zoltek Corporation and Zoltek Corporation's business activities, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

Engineering Technology Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Engineering Technology Corporation's state of incorporation. Engineering Technology Corporation is duly authorized to transact business in the State of Missouri and all other states in which Engineering Technology Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Engineering Technology Corporation is doing business, except where the failure to be so authorized or to have such filings, licenses and/or approvals could not reasonably be expected to have a Material Adverse Effect. Engineering Technology Corporation has the full corporate power to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. As of the date of this Agreement, Engineering Technology Corporation maintains an office at 3101 McKelvey Road, Bridgeton, MO 63044 and this is the office at which Engineering Technology Corporation currently keeps its books and records including its records concerning the Collateral. Engineering Technology Corporation will notify Lender prior to any change in the jurisdiction of Engineering Technology Corporation's state of organization or any change in Engineering Technology Corporation's name. Engineering Technology Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, the failure to preserve or keep in full force and effect could reasonably be expected to have a Material Adverse Effect, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Engineering Technology Corporation and Engineering Technology Corporation's business activities, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

BUSINESS LOAN AGREEMENT
(Continued)

Zoltek Properties, Inc. is a corporation for profit which is, and at all times, shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Missouri. Zoltek Properties, Inc. is duly authorized to transact business in all other states in which Zoltek Properties, Inc. is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Zoltek Properties, Inc. is doing business, except where the failure to be so authorized or to have such filings, licenses and/or approvals could not reasonably be expected to have a Material Adverse Effect. Zoltek Properties, Inc. has the full corporate power to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. As of the date of this Agreement, Zoltek Properties, Inc. maintains an office at 3101 McKelvey Road, Bridgeton, MO 63044 and this is the office at which Zoltek Properties, Inc. currently keeps its books and records including its records concerning the Collateral, Zoltek Properties, Inc. will notify Lender prior to any change in the jurisdiction of Zoltek Properties, Inc.’s state of organization or any change In Zoltek Properties, Inc.’s name. Zoltek Properties, Inc. shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, the failure to preserve or keep in full force and effect could reasonably be expected to have a Material Adverse Effect and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Zoltek Properties and Zoltek Properties’ business activities, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary corporate action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation  or bylaws, or (b) any other agreement or instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower’s financial statements supplied to Lender were as of the date of delivery true, correct and complete in all material respects and fairly presented the financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise (in each case to the extent required by GAAP (as defined below)) and the results of the Borrower’s operations for the period specified therein, and such financial statements were prepared in accordance with GAAP, subject in the case of interim statements to absence of footnotes and normal year-end adjustments. As of the date of this Agreement, there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

BUSINESS LOAN AGREEMENT
(Continued)

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for Permitted Liens, Borrower owns and has good title to all of the Collateral free and clear of all Security Interests, and has not executed any security documents or financing statements relating to the Collateral.  All of the Collateral is titled in Borrower's legal name.

Hazardous Substance.  Except as disclosed to and acknowledged by Lender in writing and except for matters which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral in violation of any applicable Environmental Law, (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral in violation of any applicable Environmental Law; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters, (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral in violation of any applicable Environmental Law; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to, upon reasonable prior notice to Borrower and during Borrower’s normal business hours, enter upon the Collateral to make such inspections and tests as Lender may reasonably deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense (but so long as no Event of Default has occurred and is continuing, Lender may not conduct any such inspection or test more often than once during any twelve (12) consecutive month period) and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, except to the extent caused by the gross negligence or wilful misconduct of Lender and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral, in each case except to the extent caused by the gross negligence or wilful misconduct of Lender. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims.  No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened which could reasonably be expected to have a Material Adverse Effect.

Taxes.  To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority.  Unless otherwise previously disclosed to Lender in writing and except for Permitted Liens, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

BUSINESS LOAN AGREEMENT
(Continued)

Binding Effect.  This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

AFFIRMATIVE COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notice of Claims and Litigation.  Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower which could reasonably be expected to have a Material Adverse Effect.

Financial Records.  Maintain books and records sufficient to permit the preparation of financial statements in accordance with GAAP, applied on a consistent basis (except for changes concurred with by Borrower’s independent certified public accountants), and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements.  Furnish Lender with the following:

Annual Statements.  No later than one hundred twenty (120) days after the end of each fiscal year, consolidated balance sheets and income statements of the Parent and its subsidiaries as of the end of and for such year, audited by a certified public accountant reasonably satisfactory to Lender.

Interim Statements.  No later than sixty (60) days after the end of each fiscal quarter, consolidated  balance sheets and income statements of the Parent and its subsidiaries as of the end of and for such quarter, prepared by Borrower.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP (subject, in the case of interim financial statements, to the absence of footnotes and normal year-end adjustments), applied on a consistent basis (except for changes concurred with by the Parent’s independent certified public accountants), and certified by Parent as being true and correct in all material respects.

Additional Information.  Furnish such additional information and statements, as Lender may reasonably request from time to time.

Financial Covenants and Ratios.  Comply with the following covenant and ratio:

Fixed Charge Coverage.  Maintain a minimum Fixed Charge Coverage Ratio of at least 1.25:1 as of the last day of each fiscal quarter.  This Covenant shall be tested on a fiscal quarter basis for the four (4) consecutive fiscal quarter period then ended.  Fixed Charge Coverage Ratio is defined as EBITDA less cash dividends less cash taxes less Unfinanced Capital Expenditures less cash stock repurchases divided by the sum of cash interest expense, required principal repayments on indebtedness (other than payments due upon expiration or maturity of the applicable credit facility in any instance where such principal has been refinanced) and capital lease payments, all determined for the Parent and its subsidiaries on a consolidated basis and in accordance with GAAP.

“EBITDA” shall mean, for any period, net income for such period plus all amounts deducted in arriving at such net income in respect of (i) interest expense with respect to all indebtedness, (ii) all taxes imposed on or measured by income or excess profits (whether deferred or paid), (iii) all charges for depreciation of fixed assets, (iv) charges for amortization of intangibles and non-cash compensation expense, (v) losses on sale of assets outside of the ordinary course of business, vi) losses associated with interest rate derivative contracts and vii) any other non-cash expense items minus the sum of: viii) gain on sale of assets outside of the ordinary course of business, ix) gain associated with interest rate derivative contracts and x) any other non-cash income items. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made for the Parent and its subsidiaries on a consolidated basis and in accordance with GAAP, applied on a consistent basis (except for changes concurred with by Borrower’s independent certified public accountants), and certified by Parent as being true and correct in all material respects.

BUSINESS LOAN AGREEMENT
(Continued)

“Unfinanced Capital Expenditures” will be defined as:   Total Capital Expenditures incurred after the date of this Agreement minus i) Capital Expenditures paid for with new debt proceeds (including, without limitation, the proceeds of the $10,000,000 term loan being made by Lender to Borrower in connection with this Agreement), minus ii) Capital Expenditures paid for with new issuance of equity proceeds, and minus iii) Net Cash as of the last day of the applicable quarter. If this calculation results in a negative number, then a zero value is used within the covenant calculation.

“Net Cash” is defined as the total cash balance of the Parent and its subsidiaries on a consolidated basis less the outstanding balance on any revolving line of credit of the Parent or any subsidiary of the Parent (or any refinancings or replacements thereof) as of the last day of the applicable quarter.

Leverage Ratio.  Not permit the Leverage Ratio, determined for any period of four consecutive fiscal quarters ending on the last day of each fiscal quarter, to be greater than 3.50 to 1.00.

“Leverage Ratio” means, on any date, the ratio of (a) Total Funded Indebtedness on such date to (b) EBITDA for the period of four consecutive fiscal quarters ended on such date, all determined for the Parent and its subsidiaries on a consolidated basis and in accordance with GAAP.

“Total Funded Indebtedness” means, at any date, the aggregate principal amount of all obligations of the Parent and its subsidiaries at such date consisting of i) obligations of such Person for borrowed money, ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, iii) obligations of such Person upon which interest charges are customarily paid, iv) obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business), v) obligations of others of the types set forth in clauses i) through vii) hereof secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed, vi) capital lease obligations of such Person, and vii) obligations of such Person under any liquidated earn-out, all determined on a consolidated basis in accordance with GAAP.

Insurance.  Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may reasonably require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender.  Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form reasonably satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days’ (ten (10) days in the case of non-payment of premium) prior written notice to Lender.  Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person.  In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may reasonably require.

Insurance Reports.  Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy.  In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

BUSINESS LOAN AGREEMENT
(Continued)

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party, the non-compliance with which could reasonably be expected to have a Material Adverse Effect, and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds.  Use all Loan proceeds solely for Borrower’s business operations and refinancing of indebtedness incurred prior to the date of this Agreement, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens.  Pay and discharge when due all assessments, taxes, governmental charges and levies, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits; provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender, subject in each case to any applicable cure or grace periods. Borrower shall notify Lender immediately in writing of any default in connection with any such agreement.

Operations. Maintain executive and management personnel with substantially at least the same qualifications and experience, in the aggregate, as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be reasonably requested by Lender or any governmental authority relative to any substance, or any waste or by-products of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act, in each case to the extent the non-compliance with which could reasonably be expected to have a Material Adverse Effect. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized.  Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintain any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Compliance Certificates. Unless waived in writing by Lender, provide Lender within sixty (60) days after the end of each fiscal quarter, with a certificate executed by Borrower’s chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct in all material respects as of the date of the certificate (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date) and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

BUSINESS LOAN AGREEMENT
(Continued)

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws the non-compliance with which could reasonably be expected to have a Material Adverse Effect; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment and which could reasonably be expected to have a Material Adverse Effect, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity which could reasonably be expected to have a Material Adverse Effect, whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S EXPENDITURES.  If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender reasonably deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear Interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender.

Indebtedness and Liens.  (1)  Except for (i) trade debt incurred in the normal course of business, (ii) Indebtedness to Lender, (iii) indebtedness owed by any Borrower to the Parent or any other subsidiary of the Parent; (iv) indebtedness (including capital leases) existing as of the date of this Agreement and listed on Schedule A to this Agreement and any renewals, extensions and refinancings thereof, provided that no such indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, (v) Swap Obligations, and (vi) other indebtedness for borrowed money (including capital leases) in the aggregate principal amount of up to $25,000,000.00 at any one time outstanding, create, incur or assume indebtedness for borrowed money, including capital leases or (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Collateral (except as allowed as Permitted Liens).

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge (other than a merger of one Borrower into another Borrower) or consolidate with any other entity, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock and dividends payable by one Borrower to another Borrower), or purchase or retire any of Borrower's outstanding shares in excess of $2,000,000 in the aggregate, or alter or amend Borrower's capital structure.

BUSINESS LOAN AGREEMENT
(Continued)

Loans, Investments and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity other than Permitted Investments or (2) incur any obligation as surety or guarantor other than (x) a guaranty by any Borrower of the obligations of the Parent or any other subsidiary of the Parent, (y) the endorsement and deposit of checks or other negotiable instruments in the ordinary course of business and (z) otherwise in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if : (A) Borrower is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower has with Lender; (B) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition or in the value of any Collateral securing any Loan; or (D) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums then due and owing on the Indebtedness and not otherwise timely paid in full against any and all such accounts, and at Lender's option, to, if an Event of Default has occurred and is continuing, administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan and any such failure shall remain unremedied for three (3) Business Days.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower and, in the case of any term, obligation, covenant or condition other than the covenant set forth in the section of this Agreement entitled “Financial Covenants and Ratios”, any such failure shall remain unremedied for thirty (30) days after written notice thereof from Lender to Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished.

Insolvency. The dissolution or termination of Borrower's existence as a going business (other than as a result of a merger of one Borrower into another Borrower), the insolvency of Borrower, the appointment of a receiver for any part of Borrowers property which is not dismissed within sixty (60) days after the appointment thereof, any assignment for the benefit of creditors, and any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower (and, in the case of any such proceeding instituted against Borrower, such proceeding is not dismissed or stayed within sixty (60) days after the commencement thereof).

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason other than as a result or any action or inaction by Lender.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceedings and deposits with Lender monies or a surety bond for the creditor or forfeiture proceedings, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

BUSINESS LOAN AGREEMENT
(Continued)

Change of Control.  There is a Change of Control.

EFFECT OF AN EVENT OF DEFAULT.   If any Event of Default shall occur and be continuing, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all tile rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments.  This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's reasonable attorneys' fees and Lender’s legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (Including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Subject to the Section of this Agreement titled “Confidentiality,” Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan. Borrower waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Missouri without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Missouri.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of St. Louis County, State of Missouri.

BUSINESS LOAN AGREEMENT
(Continued)

Joint and Several Liability. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each Borrower signing below is responsible for all obligations in this Agreement. Where any one or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners, members, or other agents acting or purporting to act on the entity's behalf, and any obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrowers or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and, except as otherwise set forth in this Agreement, such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), one (1)business day after being deposited with a nationally recognized overnight courier, or if mailed, three (3) business days after being deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrowers current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement.  Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties.  Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents.  Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrowers Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence.  Time is of the essence in the performance of this Agreement.

Confidentiality. Lender agrees to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any nonpublic information supplied to Lender by Borrower pursuant to this Agreement or any other Related Document; provided, however, that nothing contained in this Section shall prohibit or limit the disclosure by Lender of any such information (a) to the extent required by any statute, rule, regulation, subpoena or judicial process (provided that if Lender discloses any confidential information pursuant to this clause (a), it shall provide Borrower with prompt notice of such disclosure to the extent permitted by applicable law), (b) to any governmental or regulatory authority having jurisdiction over Lender, (c) to any professional advisors, including counsel and accountants, for Lender, (d) to any bank examiners or auditors, (e) in connection with the enforcement of the rights and remedies of Lender under this Agreement and/or under other Related Document or (f) subject to an agreement containing provisions substantially the same as those contained in this Section (or as may otherwise be reasonably acceptable to Borrower), to any assignee or participant (or prospective assignee or participant). The provisions of this Section shall survive the expiration or termination of this Agreement.

BUSINESS LOAN AGREEMENT
(Continued)

DEFINITIONS.  The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America.  Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.  Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with GAAP as in effect on the date of this Agreement. If at any time any change in GAAP would affect the computation of any covenant or any other provision (including any related definition) set forth in this Agreement, and either Lender or Borrower shall so request, Lender and Borrower shall negotiate in good faith to amend such covenant to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (a) such covenant shall continue to be calculated in accordance with GAAP prior to such change therein and (b) Borrower shall provide to Lender a written reconciliation in form reasonably satisfactory to Lender, between calculations of such covenant made before and after giving effect to such change in GAAP.

Advance.  The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of  credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement.  The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time

Borrower.  The word “Borrower” means Zoltek Companies, Inc.; Zoltek Corporation; Engineering Technology Corporation; and Zoltek Properties, Inc. and all their successors and assigns.

Capital Expenditure. The words “Capital Expenditures” shall mean any expenditure to purchase or otherwise acquire, construct or improve a fixed asset (other than by way of a capital lease which, in accordance with GAAP, is required to be capitalized on the balance sheet of the Person making the same; provided, however, that notwithstanding the foregoing, Capital Expenditures shall not include any such expenditures which constitute (a) expenditures of proceeds of insurance settlements, condemnation awards and/or other settlements in respect of lost, destroyed, damaged or condemned fixed assets to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned fixed assets within one hundred eighty (180) days after receipt of such proceeds or (b) the purchase price of fixed assets purchased during such period to the extent the consideration therefor consisted of (i) used or surplus fixed assets traded in at the time of such purchase and/or (ii) the proceeds of a concurrent sale of used or surplus fixed assets, in each case in the ordinary course of business.

Change of Control. The words “Change of Control” mean (a) any Person or “group” (within the meaning of the Exchange Act) other than one or more Permitted Holders acquires ownership, directly or indirectly, beneficially or of record, of capital stock representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent; (b) a sale, transfer, lease, conveyance or other disposition of all or substantially all of the property or assets of the Parent to any Person or “group” (within the meaning of Section 13(d) of the Exchange Act) other than one or more Permitted Holders; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated; (d) the Parent consolidates with, or merges with or into, another Person or any Person consolidates with, or merges with or into, the Parent, unless the Persons that “beneficially owned” (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, the issued and outstanding capital stock of the Parent immediately prior to such consolidation or merger, “beneficially own,” directly or indirectly, immediately after such consolidation or merger, capital stock of the surviving or continuing corporation having aggregate ordinary voting power representing at least a majority of the total issued and outstanding voting power of all capital stock of the surviving or continuing corporation; or (d) the Borrower shall cease to own, directly or indirectly, all of the outstanding voting capital stock of each other Borrower.

BUSINESS LOAN AGREEMENT
(Continued)

Collateral.  The word “Collateral” means all Property, Improvements and other assets of Borrower subject to the liens created by the Deed of Trust.

Control.  The word “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

Deed of Trust.  The words “Deed of Trust” shall mean, collectively, (i) Deed of Trust of even date herewith given by Zoltek Properties, Inc. to Lender encumbering the portion of the Property commonly known as 3101 McKelvey Road, Bridgeton, Missouri, which secures the Loan and the Note, and all amendments, modifications, replacements and restatements thereof, (ii) Deed of Trust of even date herewith given by Zoltek Properties, Inc. to Lender encumbering the portion of the Property commonly known as 11 Research Park Drive, Weldon Springs, Missouri, which secures the Loan and the Note, and all amendments, modifications, replacements and restatements thereof and (iii) Deed of Trust of even date herewith given by Zoltek Corporation to Lender encumbering the portion of the Property commonly known as 27 Guenther Blvd., St. Peters, Missouri, which secures the Loan and the Note, and all amendments, modifications, replacements and restatements thereof.

Environmental Laws.  The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default.  The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Exchange Act.  The words “Exchange Act” means the Securities Exchange Act of 1934, as amended.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest

Hazardous Substances. The words "Hazardous Substances" mean materials that because of their quantity concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of generated, manufactured, transported or otherwise handled.  The words “Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements.  The word “Improvements” shall mean all buildings, other improvements, appurtenances, and fixtures now or hereafter located on the Property.

BUSINESS LOAN AGREEMENT
(Continued)

Indebtedness. The word "Indebtedness" means all debts and obligations of every kind and nature owing by any Borrower to the Lender, now existing or hereafter arising, direct or indirect, contingent or absolute, together with all renewals of, extensions of, modifications of, consolidations of, and substitutions of the obligations under the Indebtedness and any amounts expended or advanced by Lender to discharge Borrower’s obligations or expenses incurred by Trustee or Lender to discharge Borrower’s Indebtedness and any amounts expended or advanced by Lender to enforce Grantor's obligations, with interest on such amounts as provided in the Indebtedness.

Lender. The word "Lender means Enterprise Bank & Trust, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Material Adverse Effect. The words "Material Adverse Effect" mean a material adverse effect on the business, assets, operations, condition (financial or otherwise) or results of operations of the Borrowers taken as a whole.

Note. The word "Note" means the Note executed by Zoltek Companies, Inc.; Zoltek Corporation; Engineering Technology Corporation; and Zoltek Properties, Inc. in the principal amount of $10,000,000.00 dated March 30, 2012, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Holder.  The words “Permitted Holder” means (a) Zsolt Rumy, (b) the spouse (including surviving spouse), lineal descendants and spouses (including surviving spouses) of the lineal descendants of Zsolt Rumy, (c) the estates or legal representatives of the Persons named in clauses (a) and (b), (d) any trust, custodianship or other fiduciary arrangement in respect of which one or more Permitted Holders are the principal beneficiaries, and (e) each corporation, partnership, limited liability company or other Person that is controlled by a Permitted Holder.

Permitted Investments. The words "Permitted Investments" mean (a) existing investments disclosed on Borrower’s financial statements delivered to Lender on or before the date of this Agreement, (b) investments by any Borrower in (including loans and/or advances by any Borrower to) the Parent or any subsidiary of the Parent, (c) investments in cash or Cash Equivalents, (d) investments in repurchase agreements issued by any bank or trust company organized under the laws of the United States or any state thereof, (e) loans or advances to directors, officers, members of management, employees and consultants of the Borrower for business-related travel, entertainment, relocation, payroll  and analogous ordinary business purposes in the aggregate principal amount of up to $100,000 at any one time outstanding, (f) investments consisting of promissory notes or other non-cash consideration received in connection with a sale of property, (g) deposits with and advances to suppliers in the usual and ordinary course of business, (h) investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and investments received in satisfaction or partial satisfaction of past due obligations owed from financially troubled persons to the extent reasonably necessary in order to prevent or limit loss, (i) deposits made in the ordinary course of business to secure the performance of bids, trade contracts, governmental contracts, licenses, leases, statutory obligations, surety bonds, appeal bonds, performance bonds, performance and completion guarantees and other obligations of a like nature incurred in the ordinary course of business, (j) amounts owed to a Borrower under or in respect of any Swap Agreement; (j) other investments (including loans and advances in the aggregate principal amount of up to $2,000,000 at any one time outstanding and (k) other investments and/or loans acceptable to Lender in its sole discretion. For purposes of this Agreement, “Cash Equivalents” shall mean (a) commercial paper maturing in two hundred seventy (270) days or less from the date of issuance which, at the time of acquisition, are rated no lower than “A-1” by Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor thereto (“S&P”) or “Prime-1” by Moody's Investors Service, Inc. or any successor thereto (“Moody’s”), (b) commercial paper maturing in ninety (90) days or less from the date of acquisition which, at the time of purchase, is rated no lower than “A-2” by S&P or “Prime-2” by Moody’s, (c) direct obligations of the United States or any agency or instrumentality of the United States, the payment or guarantee of which constitutes a full faith and credit obligation of the United States, (d) direct obligations of any state of the United States or any agency or instrumentality of any state of the United States, the payment or guarantee of which constitutes a full faith and credit obligation of such state, in either case, maturing within one (1) year from the date of acquisition and accorded the highest rating by each of S&P and Moody’s, (e) certificates of deposit maturing within one (1) year from the date of issuance, issued by a commercial bank or trust company organized under the laws of the United States or any state thereof, whose long-term certificates of deposit are, at the time of the making of such Investment, rated “A2” or better by S&P and “A” or better by Moody’s and (f) certificates of deposit or demand deposits (i) maturing in less than one (1) year from the date of issuance thereof, issued by a primary depositary institution of Borrower, whose long-term certificates of deposits are, at the time of the making of such Investment, rated “A2” or better by S&P and “A” or better Moody’s or (ii) which constitute the normal operating deposit accounts of Borrower.

BUSINESS LOAN AGREEMENT
(Continued)

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen or mechanics, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent or are being contested in good faith; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”;  (5) liens, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title or survey exceptions or defects affecting real property disclosed on any title commitment or title policy delivered to Lender, (6) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing and (7) liens and security interest securing indebtedness to JPMorgan Chase Bank, N.A., provided such liens and security interests exclude all Collateral as described in this Agreement.

Person.  The word “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental or regulatory body, agency, instrumentality, authority or official or other entity.

Property. The word “Property” shall mean that certain real property as described in the Deed of Trust.

Related Documents.  The words "Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understanding or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

Swap Agreement.  The words “Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

Swap Obligations.  The words “Swap Obligations” of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.

BUSINESS LOAN AGREEMENT
(Continued)

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

WAIVE JURY. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party relating to this Agreement or any Related Document.

BUSINESS LOAN AGREEMENT
(Continued)

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED MARCH 30, 2012.

BORROWER:

ZOLTEK COMPANIES, INC.
By:
Name: Andrew W. Whipple
Title: Chief Financial Officer

ZOLTEK CORPORATION

By:
Name: Andrew W. Whipple
Title: Chief Financial Officer

ENGINEERING TECHNOLOGY CORPORATION

By:
Name: Andrew W. Whipple
Title: Chief Financial Officer

ZOLTEK PROPERTIES, INC.

By:
Name: Andrew W. Whipple
Title: Chief Financial Officer

ENTERPRISE BANK & TRUST

By:
       Authorized Officer

Schedule A

Schedule of Indebtedness and Liens